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                                                                   Exhibit 10.11

                                ESCROW AGREEMENT

         THIS ESCROW AGREEMENT ("Agreement") is made and entered into effective as of the 29th day of December, by and between National City Bank (hereinafter referred to as the "Escrow Agent"), and AlphaCom, Inc. (the "Company").

                                    RECITALS

         A. The Company has prepared and filed a registration statement on Form SB-2/A with the Securities and Exchange Commission ("Commission") under the Securities Act of 1933 ("Registration Statement"), and the Ohio Division of Securities (the "Division") pursuant to the Revised Code. The Registration Statement relates to the offering by the Company of a minimum of 434,000 shares of the Company's common stock ("Common Stock") at an offering price of $5.00 per share, and 900,000 rescission shares of Common Stock at the price of $1.00 per share ("Minimum Offering"), for total minimum offering proceeds of $3,070,000 ("Minimum Offering Proceeds"). The Company is offering a total of 5,000,000 shares of Common Stock, along with 20,000 shares offered by one of the Company's founding shareholders (the "Offering").

         B. As a condition for the approval of the Registration Statement by the Division, the Company will establish an escrow fund of offering proceeds with the Escrow Agent, subject to the terms of this Agreement ("Escrow Fund"). The terms of this Agreement commence upon the effectiveness of the Registration Statement with the Commission.

         C. If subscriptions and funds for the Minimum Offering are received on or before August 31, 2000 (the "Offering Termination Date"), the Escrow Fund will be released and used for the purposes described in Use of Proceeds in the Registration Statement; the Offering will remain open until August 31, 2000.

         D. If the Minimum Subscriptions are not received by the Offering Termination Date, the Offering will terminate and the funds held by the Escrow Agent will be returned to the investors pursuant to the terms of this Agreement.

         NOW, THEREFORE, for valuable consideration, the adequacy and sufficiency of which are hereby expressly acknowledged, it is agreed as follows:

         1. PURCHASE OF SHARES. In accordance with the terms of the Offering, each subscriber will purchase a minimum of 100 shares, representing a minimum investment of $500, and a maximum of 10,000 shares, representing a maximum investment of
$50,000.

         Payments for the Shares shall be delivered by the investor to the Company along with a fully executed Subscription Agreement. The Company shall promptly deliver such funds and documents to the Escrow Agent. Any check received that is made payable to a party other than the Escrow Agent shall be returned to the investor who submitted such check.

         2. ESCROW ACCOUNT AND INVESTMENT OF FUNDS. The Escrow Agent shall deposit such checks in a segregated account (the "Escrow Account"). The Escrow Agent shall hold the funds deposited in the Escrow Account and shall invest and reinvest any part thereof and accumulate the interest and earnings thereon in such Qualified Investments (as defined below) as the Company shall

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direct. The Escrow Agent shall hold and safeguard the Escrow Account during the term hereof and shall treat such funds as a trust fund in accordance with the terms hereof. The Escrow Agent shall disburse all amounts deposited in such accounts, and all interest and earnings thereon, in accordance with the terms of this Agreement.

         The parties to this Agreement acknowledge and agree that the Escrow Agent and its affiliates may receive fees as a participating depository institution for services relating to the investment of proceeds in an eligible money market mutual fund.

         3. COLLECTION OF FUNDS. The Escrow Agent is hereby authorized to forward each check for collection and, upon collection of the proceeds of each check, deposit the collected proceeds in the Escrow Account. As an alternative, the Escrow Agent may telephone the bank on which the check is drawn to confirm that the check has been paid. Any check returned unpaid to the Escrow Agent shall be returned to the investor who submitted the check. In such cases, the Escrow Agent will promptly notify the Company of such return.

         The parties hereto agree that the Escrow Agent does not assume any responsibility for the failure of any of the parties to make payments or perform the conditions of this Agreement as set forth herein, nor shall Escrow Agent be responsible for the collection of any monies provided to be paid to it.

         If the Company rejects any subscription for which the Escrow Agent has already collected funds, the Escrow Agent shall promptly issue a refund check to the rejected investor. If the Company rejects any subscription for which the Escrow Agent has not yet collected funds but has submitted the investor's check for collection, the Escrow Agent shall issue a refund check to the rejected investor after the Escrow Agent has cleared such funds. If the Escrow Agent has not yet submitted a rejected investor's check for collection, the Escrow Agent shall promptly remit the investor's check directly to the investor.

         4. CONDITIONS PRECEDENT TO DISTRIBUTION OF FUNDS. It shall be a condition precedent to any disbursements from the Escrow Account that:

                  (i) The Company shall have received Subscription Agreements for at least the Minimum Offering, and the Escrow Agent shall have received deposits in "collected funds" equal to at least the Minimum Offering Proceeds ($3,070,000) prior to the Offering Termination Date.

                  (ii) Funds for at least the Minimum Offering shall have been received by the Escrow Agent in "collected funds" (solely for purposes of determining whether the Minimum Offering has been received, the term "collected funds" shall mean all funds received by the Escrow Agent which have cleared normal banking channels and are in the form of cash).

                  (iii) Legal counsel for the Company shall have advised the Escrow Agent in writing that it has been informed by the Company that all conditions have been satisfied, and the Escrow Agent is authorized to make disbursements in accordance with the terms of this Agreement.



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         The Company is aware and understands that during the period commencing with the commencement of the Offering to the date on which the Minimum Offering is attained, it is not entitled to any funds received into the Escrow Account, and no amounts deposited in the Escrow Account shall become the property of the Company or any other entity, or be subject to the debts of the Company, or any other entity.

         Upon satisfaction of the conditions set forth in this Section 4, the Escrow Agent shall, on behalf of the Company: (i) promptly disburse from the Escrow Account to the parties and in such sums as may be set forth in a written document furnished to the Escrow Agent and signed by the Company; (ii) deduct therefrom its escrow fee, if unpaid; and (iii) thereafter transfer to an account in the name of the Company, as directed by the Company, the balance of such proceeds.

         5. RETURN OF FUNDS. In the event that the conditions set forth in clauses (i) and (ii) of the first paragraph of Section 4 of this Agreement have not been satisfied by the close of business on the Offering Termination Date, the Escrow Agent shall return all funds deposited with it to each investor whose funds have been deposited with the Escrow Agent with interest earned thereon. In such event, the Escrow Agent's fee, if unpaid, shall be paid by the Company; no deductions, penalty, or expense shall be made from or charged to the funds deposited by the investors. The funds returned to each investor shall be free and clear of any and all claims of the Escrow Agent, the Company, or any other party. The Escrow Agent shall notify the Company of its distribution of the funds.

         6. INVESTMENT OF ESCROW FUND. At the written direction of the Company, delivered to the Escrow Agent, all or any part of the Escrowed Fund shall be invested by the Escrow Agent for the account and risk of the Company, in any one or more Qualified Investments. As used herein, "Qualified Investments" shall mean (i) cash, (ii) obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States of America with a maturity date of one year or less from the date of investment, (iii) shares in investment companies registered as such under the Investment Company Act of 1940, as amended, which value their assets in accordance with Rule 2a-7 (or any successor rule) under such Act, including in particular the Armada Money Market Fund, (iv) certificates of deposit with an investment term of one year or less from the date of investment with any bank or trust company organized under the laws of the United States of America or the laws of any state thereof which has a long term debt rating from Moody's Investor's Service, Inc. ("Moody's") of at least Aaa or from Standard & Poor's Corporation ("S&P") of at least AAA or as suggested by the Company and as to which the Snyder shall have given its prior consent, (v) municipal or corporate bonds with a maturity date of one year or less from the date of investment and rated at lease Aaa by Moody's or AAA by S&P or as suggested by the Company and as to which the Company shall have given its prior consent and (vi) commercial paper with a maturity of not more than thirty days and rated at least P-1 by Moody's or A-1 by S&P or as suggested by the Company and as to which the Snyder shall have given its prior consent. The Escrow Agent shall be, and hereby is, fully empowered to sell any Qualified Investment purchased by it pursuant to this paragraph in order to provide cash to make payment required or permitted to be made hereunder by the Escrow Agent. The Escrow Agent shall not be liable for any loss due to fluctuations in market rates resulting from a sale of Qualified Investments in accordance with the previous sentence or penalties incurred because of early redemption. The Escrow Agent will hold any Qualified Investments purchased by it hereunder without any responsibility other than for the safe keeping thereof.


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         7. PROCEEDS OF INVESTMENTS. All proceeds received by the Escrow Agent in respect of any investments of the Escrow Fund shall be added to and become part of the Escrow Fund and may be invested or reinvested in the manner permitted by Section 6 hereof.

         8. FEES. The Escrow Agent's fee for acting as an Escrow Agent in this transaction shall be (i) in the event the Minimum Offering is attained by the Offering Termination Date, $10.00 per receipt and deposit of each subscriber's funds, but in any event not less than $500.00, for the services to be rendered hereunder; and (ii) in the event the Minimum Offering is not attained by the Offering Termination Date, $25.00 per each subscriber for the return and accounting with respect to each subscriber's funds pursuant to Section 4 hereof, but in any event not less than $2,500.00. The Escrow Agent shall also be entitled to receive reimbursement for the costs and expenses it directly incurs in acting as Escrow Agent hereunder. However, no such fee, reimbursement for costs and expenses, indemnification for any damages incurred by the Escrow Agent, or any monies whatsoever shall be paid out of or chargeable to the funds on deposit in the Escrow Account.

         9. RESPONSIBILITIES OF THE ESCROW AGENT. The acceptance by the Escrow Agent of its duties under this Escrow Agreement is subject to the following terms and conditions, which the parties to this Escrow Agreement hereby agree shall govern and control with respect to its rights, duties, liabilities and immunities:


         A. The Escrow Agent shall act hereunder as depository only, and it shall not be responsible or liable in any manner whatever for the sufficiency of any amount deposited with it.

         B. The Escrow Agent may relay and act upon any instrument or other writing provided by a duly authorized officer of any of the parties hereto believed by it in good faith to be genuine, and to be signed or presented by the proper person, and shall not be liable in connection with the performance by it of its duties pursuant to the provisions of this Escrow Agreement, except for its own willful misfeasance, gross negligence or breach by it of the express terms of this Escrow Agreement.

         C. The Company agrees to indemnify the Escrow Agent for, and to hold it harmless against, any loss, liability or expense incurred without gross negligence or bad faith on the part of the Escrow Agent or breach by the Escrow Agent of the terms of this Escrow Agreement, arising out of or in connection with its entering into this Escrow Agreement and carrying out its duties hereunder, including the costs and expenses of defending itself against any claim of liability.

         D. The Escrow Agent may consult with, and obtain advice from, legal counsel in the event of any question as to any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in good faith in accordance with the opinion and instructions of such counsel. The cost of such services shall be added to and be a part of the Escrow Agent's fee hereunder.

         E. The Escrow Agent shall have no duties except those which are expressly set forth herein, and it shall not be bound by any notice of a claim, or demand with respect thereto, or any waiver, modification, amendment, termination or rescission of this Escrow


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         Agreement, unless in writing received by it, and, if its duties herein are modified, unless it shall have given its prior written consent thereto.

         F. The Escrow Agent may resign at any time by giving thirty (30) days' written notice thereof to the Company, but such resignation shall not become effective until a successor Escrow Agent acceptable to all parties hereunder shall have been appointed and shall have accepted such appointment in writing. If an instrument of acceptance by a successor Escrow Agent shall not have been delivered to the Escrow Agent within 30 days after the giving of such notice of resignation, the resigning Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor Escrow Agent.

         G. The Escrow Agent shall prepare and deliver to the Company prior to termination of this Escrow Agreement a written account describing all transactions with respect to the escrow.

         H. In the event of any disagreement or the presentation of any adverse claim or demand in connection with the disbursement of the escrow funds, Escrow Agent shall, at its option, be entitled to refuse to comply with any such claims or demands during the continuance of such disagreement and may refrain from delivering any item affected hereby, and in so doing, Escrow Agent shall not become liable to undersigned or to any other person, due to its failure to comply with such adverse claim or demand. Escrow Agent shall be entitled to continue, without liability, to refrain and refuse to act:

                  (i) until authorized to disburse by a court order from a court having jurisdiction of the parties and the money, after which time the Escrow Agent shall be entitled to act in conformity with such adjudication; or

                  (ii) until all differences shall have been adjusted by agreement and Escrow Agent shall have been notified thereof and shall have been directed in writing, signed jointly or in counterpart by the undersigned and by all persons making adverse claims or demands, at which time the Escrow Agent shall be protected in acting in compliance therewith.

         10. GOVERNING LAW. The validity and interpretation of, and the sufficiency of performance under, this Agreement shall be governed by Ohio law.

         11. NOTICE. Any notices or other communications required or permitted hereunder shall be sufficiently given if sent by certified mail, postage prepaid, if to the Company, addressed at the following address: 1035 Rosemary Blvd., Suite I, Akron, Ohio 44306, 330-785-5555 (telephone), 330-785-2767
(telecopy); and if to the Escrow Agent to: Richard S. Amundsen, Vice President, Trust Department, National City Bank, 1 Cascade Plaza, Akron, Ohio 44308, 330-375-8349 (telephone), 330-375-8434 (telecopy); or in any case to such other address as shall be furnished in writing by such party. Such notices or other communications so given shall be deemed to have been given on the date received.

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         12. LEGAL ADVICE. The Company represents to the Escrow Agent that it has and shall continue to solicit the advice of its legal counsel regarding compliance with all applicable state and federal securities laws in connection with the offer and the sale of the Shares and that it will act in accordance with such advice. The Escrow Agent shall have no responsibility to ensure compliance with any such securities laws, and such responsibility rests solely with the Company. The Escrow Agent makes no representations and has no responsibilities as to the validity, value or genuineness of the offering or of the Shares.

         13. AUTHORIZATIONS. In no event shall the Escrow Agent be required to notify or obtain the consent, approval, authorization or order of any court or governmental body pursuant to the transactions contemplated by the provisions of this Agreement.

         14. COUNTERPARTS. This Agreement may be executed in several counterparts.

         15. AMENDMENT. This Escrow Agreement may be amended or modified only in a writing executed by each party hereto.

         16. DEFINITIONS. Unless otherwise stated herein, defined terms shall have the meanings ascribed to them in the Registration Statement.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be signed in their respective names by an officer thereof duly authorized on the date first above written.

                                              ALPHACOM, INC.


                                              By: /s/ Robert Snyder
                                                  ------------------------------

                                              Title: President & CEO
                                                    ----------------------------


                                              NATIONAL CITY BANK


                                              By: /s/ Richard S. Amundsen
                                                  ------------------------------

                                              Title: Vice President
                                                    ----------------------------

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